                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Andrew Garb, hereby consent to be named as a person about to become a director of Getty Images, Inc. in the Registration Statement on Form S-4 of Getty Images, Inc. dated October ___, 1997.



                                       /s/  ANDREW GARB
                                       --------------------
                                         Andrew Garb


Dated:  October ___, 1997

                                                                 EXHIBIT 99.1(d)

                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Anthony Stone, hereby consent to be named as a person about to become a director of Getty Images, Inc. in the Registration Statement on Form S-4 of Getty Images, Inc. dated October ___, 1997.



                                       /s/  ANTHONY STONE
                                       --------------------
                                          Anthony Stone


Dated: October ___, 1997

                                                                 EXHIBIT 99.1(d)

                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, James Bailey, hereby consent to be named as a person about to become a director of Getty Images, Inc. in the Registration Statement on Form S-4 of Getty Images, Inc. dated October ___, 1997.



                                       /s/  JAMES BAILEY
                                       --------------------
                                          James Bailey


Dated: October ___, 1997

                                                                 EXHIBIT 99.1(d)

                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Manny Fernandez, hereby consent to be named as a person about to become a director of Getty Images, Inc. in the Registration Statement on Form S-4 of Getty Images, Inc. dated October ___, 1997.



                                       /s/  MANNY FERNANDEZ
                                       -----------------------
                                           Manny Fernandez


Dated:  October ___, 1997

                                                                 EXHIBIT 99.1(d)

                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Christopher Sporborg, hereby consent to be named as a person about to become a director of Getty Images, Inc. in the Registration Statement on Form S-4 of Getty Images, Inc. dated October ___, 1997.



                                       /s/  CHRISTOPHER SPORBORG
                                       ------------------------------
                                             Christopher Sporborg


Dated:  October ___, 1997

                                                                 EXHIBIT 99.1(d)

                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Mark Torrance, hereby consent to be named as a person about to become a director of Getty Images, Inc. in the Registration Statement on Form S-4 of Getty Images, Inc. dated October ___, 1997.



                                       /s/  MARK TORRANCE
                                       -----------------------
                                          Mark Torrance


Dated:  October ___, 1997